SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                 March 31, 2001


                             STILWELL FINANCIAL INC.
               (Exact name of company as specified in its charter)


            DELAWARE                   001-15253               43-1804048
------------------------------    -------------------    -----------------------
  (State or other jurisdiction    (Commission file        (IRS Employer
        of incorporation)              number)            Identification Number)


            920 Main Street, 21st Floor, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)


                Company's telephone number, including area code:
                                (816) 218 - 2400


                                 Not Applicable
          (Former name or former address if changed since last report)

Item 7.          Financial Statements and Exhibits

(c)              Exhibits

                 Exhibit No.   Document
                 (99)          Additional Exhibits

                 99.1          News release  issued  by  Stilwell Financial Inc.
                               dated April 2, 2001 reporting ending assets under management on March 31, 2001, average assets under management for the three months ended March 31, 2001 and information regarding the quarterly earnings presentation, is attached hereto as Exhibit 99.1

                 99.2          News release issued  by  Stilwell  Financial Inc.
                               dated   April  10, 2001  announcing  the Stilwell
                               Financial Inc. quarterly dividend, is attached hereto as Exhibit 99.2



Item 9.          Regulation FD Disclosure

Stilwell is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.1 to this report. Exhibit 99.1 is the Stilwell news release, dated April 2, 2001, that reports ending assets under management on March 31, 2001, average assets under management for the three months ended March 31, 2001 and information regarding the quarterly earnings presentation expected to be held on April 25, 2001.

Stilwell is furnishing under Item 9 of this Current Report on Form 8-K the information included as Exhibit 99.2 to this report. Exhibit 99.2 is the Stilwell news release, dated April 10, 2001, that announces the declaration of a $0.01 per share quarterly dividend for Stilwell shareholders of record at the close of business on April 16, 2001.

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Stilwell Financial Inc.


Date: April 13, 2001             By:        /s/  Douglas E. Nickerson
                                    -------------------------------------------
                                              Douglas E. Nickerson
                                         Vice President and Controller
                                         (Principal Accounting Officer)

EXHIBIT 99.1

   Media Contact: Kekst & Co.             STILWELL
      Robert Siegfried (212-521-4832)     FINANCIAL INC.
      Michael Herley (212-521-4897)
                                                    920 Main Street, 21st Floor
                                                   Kansas City, Missouri  64105

Investors Contact:                                             NYSE Symbol:  SV
  Landon H. Rowland (816-218-2416)
    Chairman, President and CEO
  Douglas E. Pittman (816-218-2415)        Release No. 2001-09    April 2, 2001
    Manager of Investor Relations


                                 {News Release}

                             STILWELL FINANCIAL INC.
                   REPORTS ASSETS UNDER MANAGEMENT INFORMATION
                            AS OF MARCH 31, 2001 AND
                   QUARTERLY EARNINGS PRESENTATION INFORMATION
                                    (Page 1)

Kansas City, Missouri

     Stilwell Financial Inc. ("Stilwell" or the "Company"; NYSE: SV) today announced that preliminary assets under management as of the close of market on March 31, 2001 totaled approximately $206 billion. Preliminary average assets under management for the quarter ended March 31, 2001 totaled approximately $246 billion. Average assets under management during fourth quarter 2000 totaled $285 billion and during first quarter 2000 totaled $294 billion. The decrease in average assets under management in first quarter 2001 compared to the fourth and first quarters of 2000 largely reflects the declines in the various equity markets.

     Stilwell also announced that it expects to report results for first quarter 2001 on April 25, 2001, before the opening of trading on the New York Stock Exchange ("NYSE"). Stilwell also intends to hold an Earnings Presentation at Chase Manhattan's New York offices located at 270 Park Avenue, 11th Floor at 1:00 pm EST on April 25, 2001. Shareholders and other interested parties who are not able to attend the presentation in person are invited to listen to the presentation via the telephone. To listen, please call (800) 818-5264 (domestically) or (913) 981-4910 (internationally), code #637196, at least ten minutes prior to the 1:00 pm EST start time of the presentation. The accompanying slides to the presentation are expected to be available on the Stilwell web site (http://www.stilwellfinancial.com) on the morning of April 25, 2001. Additionally, a replay of the presentation will be available by calling
(719) 457-0820 or (888) 203-1112, code #637196. The replay will be available for one week.

     Stilwell is a diversified, global financial services company with operations through its subsidiaries and affiliates in North America, Europe and Asia. The primary entities comprising Stilwell are Janus Capital Corporation, an approximately 84.0% owned subsidiary; Berger LLC, of which Stilwell owns 100% of the preferred limited liability company interests and approximately 86% of the regular limited liability company interests; Nelson Money Managers Plc, an 80% owned subsidiary; and DST Systems, Inc., an equity investment in which Stilwell holds an approximate 33% interest.

                               * * * * * * * * * *

This press release includes statements concerning potential future events involving the Company, which could materially differ from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Stilwell's Registration Statement on Form 10 dated June 15, 2000 and Stilwell's Annual Report on Form 10-K for the year ended
December 31, 2000, both on file with the Securities and Exchange Commission (Commission file no. 001-15253). The Company will not update any forward-looking statements in this press release to reflect future events or developments.

                                                     ............. The End

EXHIBIT 99.2

   Media Contact: Kekst & Co.             STILWELL
      Robert Siegfried (212-521-4832)     FINANCIAL INC.
      Michael Herley (212-521-4897)
                                                    920 Main Street, 21st Floor
                                                   Kansas City, Missouri  64105

Investors Contact:                                             NYSE Symbol:  SV
  Landon H. Rowland (816-218-2416)
    Chairman, President and CEO
  Douglas E. Pittman (816-218-2415)       Release No. 2001-10    April 10, 2001
    Manager of Investor Relations


                                 {News Release}

                             STILWELL FINANCIAL INC.
                          ANNOUNCES QUARTERLY DIVIDEND
                                    (Page 1)

Kansas City, Missouri

Stilwell Financial Inc. ("Stilwell" or the "Company"; NYSE: SV) today announced that the Stilwell Board of Directors declared a $0.01 per share quarterly dividend on Stilwell's outstanding common stock. The dividend will be payable on April 30, 2001 to stockholders of record at the close of business on April 16, 2001.

Stilwell is a diversified, global financial services company with operations through its subsidiaries and affiliates in North America, Europe and Asia. The primary entities comprising Stilwell are Janus Capital Corporation, an approximately 84.0% owned subsidiary; Berger LLC, of which Stilwell owns 100% of the preferred limited liability company interests and approximately 86% of the regular limited liability company interests; Nelson Money Managers Plc, an 80% owned subsidiary; and DST Systems, Inc., an equity investment in which Stilwell holds an approximate 33% interest.

                               * * * * * * * * * *

This press release includes statements concerning potential future events involving the Company, which could materially differ from the events that actually occur. The differences could be caused by a number of factors including those factors identified in Stilwell's Registration Statement on Form 10 dated June 15, 2000 and the Annual Report on Form 10-K for the year ended December 31, 2000 both of which were filed by the Company with the Securities and Exchange Commission (Commission file no. 001-15253). The Company will not update any forward-looking statements in this press release to reflect future events or developments.

                                                     ............. The End